Exhibit 99.1

Andy Cobb Vice President, Strategic Finance

Forward Looking Statement & Non-GAAP Financial Measures This presentation and the accompanying oral data, estimates and forecasts that are based on income tax benefit (expense); and acquisition commentary contain forward-looking statements within independent industry publications or reports or other transaction expense and adjusted EBITDA margin, the meaning of the Private Securities Litigation Reform publicly available information, as well as other which we calculate as the ratio between our adjusted Act of 1995. All statements other than statements of information based on our internal sources. EBITDA and our GAAP net revenue and (2) non-GAAP historical fact could be deemed forward-looking, gross margin, which we calculate as GAAP gross Actual results could differ materially from those including, but not limited to, any statements about or margin, excluding if applicable for the periods expressed in forward-looking statements or in data relating to expectations, projections, trends, plans, presented, the effects of depreciation, and the effects of or estimates made by independent parties or by us. ambitions, strategies, and objectives of management stock-based compensation, and non-GAAP gross Forward-looking statements, and any statistical for the future; potential markets or market size, margin (adjusted), which we calculate as non-GAAP data, estimates and forecasts contained in this technology or business developments, including the gross margin, excluding if applicable for the periods presentation, are subject to significant risks, anticipated launch of new products, capabilities and presented, excess and obsolescence charges and the uncertainties and assumptions including those technologies, and the adoption or expansion of RAIN sale of fully reserved inventory and (3) Free cash flow, identified in the “Risk Factors” section and elsewhere in technologies by end users; enforceability of our which we calculate as net cash provided by (used in) our most recent filings on Forms 10-K and 10-Q with intellectual property rights or our position within the operating activities adjusted for net cash paid for the Securities and Exchange Commission (SEC). industry; the impact of silicon wafer and reader settlement and related costs less purchases of property component availability and supply; and any statements and equipment. These non-GAAP financial measures In addition to our results determined in accordance with of assumptions underlying any of the foregoing. are in addition to, and not as a substitute for or superior generally accepted accounting principles (“GAAP”), this to measures of financial performance prepared in presentation includes certain non-GAAP financial Forward-looking statements are based on estimates accordance with GAAP. There are a number of measures. Among other non-GAAP financial measures, and information available to us at the time of this limitations related to the use of these non-GAAP this presentation uses (1) Adjusted EBITDA, which we presentation and are not guarantees of future financial measures versus their nearest GAAP calculate as GAAP net income (loss), excluding if performance. These forward-looking statements speak equivalents, and our non-GAAP measures may be applicable for the periods presented, the effects of only as of the date hereof. Except as required by law, different from similarly termed non-GAAP measures stock-based compensation; depreciation; investigation we assume no obligation and do not intend to update used by other companies. See the appendix for a costs; restructuring costs; settlement and related costs; forward-looking statements or to conform these reconciliation of those measures to the most directly other income, net; interest expense; loss on debt statements to actual results or to changes in our comparable GAAP measures. extinguishment; induced conversion expense expectations. This presentation also contains statistical associated with repurchases of our convertible notes; © 2023 3

Agenda 1:30 – 3:00pm Presentations Chris Diorio, Chief Executive Officer Jeff Dossett, Chief Revenue Officer Hussein Mecklai, Chief Operating Officer Cary Baker, Chief Financial Officer 3:00 – 3:30pm Q&A 3:30 – 5:30pm RAIN Experience Center Tour + Happy Hour © 2023 4

Cary Baker Chief Financial Officer

Chris Diorio Chief Executive Officer and Co-Founder

Vision Manufacturer Shipper Seller Person Archive Digital Twins Own | Store | Explore Connect Every Thing Physical Items Discover | Engage | Protect Manufacture Transport Sell Use Recycle 7 © 2023

Company Corporate Foundation Success Strategy Our market-leading Develop whole-platform solutions 1 IoT products 1 for lighthouse enterprises Enterprise preference for the solutions we and Win the endpoint IC opportunity our partners create from those products at those enterprises 2 2 The talent and commitment Engage partners to repeat our of our team successes at other accounts 3 3 Compete aggressively for the rest of the endpoint IC market 4 © © 2023 2023 8

Success Strategy Solutions drive Impinj endpoint ICs • Create enterprise solutions; step-and- repeat with solutions partners • Win endpoint IC opportunity Systems drive Impinj endpoint ICs • Enable channel partners to win remaining opportunities with Impinj systems • Win majority endpoint IC share 9 © 2023

Market Focus Retail General Supply Chain Merchandise & Logistics Platform Leverage Enterprise Platform Leading RAIN Solutions Preference Products Services Engage lighthouse enterprises Build platform capabilities Best performance, reliability Cloud services support to drive solutions opportunities and earn corporate trust to and supply are the foundation platform linkages and drive and whole-platform learnings win and hold endpoint IC share of our platform success additional recurring revenue 10 © 2023

Platform Preference Platform Capabilities Corporate Trust Performance Principles 1 1 Expertise Capabilities 2 2 Protection Dependability 3 3 Key-generation Item-authentication service service Global Fortune 500 executive Partner “We work with Impinj because Registration Lookup you are the best of the best” Partner label 11 © 2023

Delivering Delightful Experiences Enterprises buy solutions that deliver delightful experiences for people Impinj Partner Enterprise Person Systems Integration Systems Integration Procedures, Procedures, Installation & Installation & training & training & configuration configuration support support HW, SW & Services HW, SW & Services Platform Whole product Solution Delightful Experience Everything a partner needs Everything an enterprise Everything a person needs to What I need to feel a personal to innovate a whole product needs to deploy a solution have a delightful experience bond with the solution 12 © 2023

Driving Recurring Revenue Drive recurring endpoint IC and cloud-services revenue to create financial success Systems Integration Procedures, Installation & training & configuration support HW, SW & Services Platform Solutions Our platform is our leverage to deliver Enterprise solutions drive long-term ecosystem wins and endpoint IC share opportunities and endpoint IC share 13 © 2023

Why Impinj Platform Opportunity Team Solutions © 2023 14

Jeff Dossett Chief Revenue Officer

Massive Market Opportunity

IMPINJ

RAIN enabled connectivity for >34Bn[1] items in 2022

We estimate this represents only ~0.3% of connectable items


Trillions of consumable items per year(2)

Other Everyday Items	
3Tn	Food & Drink Packaging
600Bn	Auto Parts
400Bn	Parcels & Postal
325Bn	General Merchandise
80Bn	Beauty and Personal Care
80Bn	Apparel
9Bn	Pallets
4Bn	Airline Baggage
3Bn	Tires

(1) RAIN Alliance, "RFID TAG IC Shipment Data" May 3, 2023.
(2) Food Packaging and Caps & Lids based on Euromonitor International, "Global Trends in Food and Drink Packaging, 2017". Impinj estimate of Auto Parts based on Statista, "Global Car Sales 1990–2019" and "Automotive Industry & Reach," Timo Unger. Postal based on Universal Postal Union, "Postal economic outlook 2021" and Pitney Bowes Parcel Shipping Index, September 2022. Impinj estimate of taggable apparel items based on Statista Market Forecast Apparel – worldwide, March 2019. Pallets based on IMARC Group, "Pallet Market: Global Industry Trends, Share, Size, Growth, Opportunity and Forecast 2019-2024. Airline Baggage based on IATA and SITA, "RFID for Baggage Tracking, Business Case 2017." Tires based on Freedonia, "Global tire demand." General merchandise and beauty and personal care based on internal Impinj estimate.

© 2023
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RAIN Endpoint IC Growth (1) Market Growth 34.0 Impinj Yearly endpoint ICs in billions shipped 28.9 (2) 85+ billion 29% endpoint ICs CAGR 21.3 18.5 15.4 12.5 10.3 6.0 3.8 3.0 2.4 2.0 1.6 (1) 2010 & 2011: Based on VDC Research “Strategic Insights 2013: RFID, Contactless & RTLS Technology“; 2012: Based on IDTechEx RFID Forecasts, Players and Opportunities 2014–2024,”; 2013 & 2014: Based on IDTechEx RFID Forecasts, Players and Opportunities 2016- © 2023 17 2026,” ; 2015–2022: Data compiled by the RAIN Alliance. (2) As of May 31, 2023.

Retail Today Category expansion with manual reading Apparel General Merchandise © 2023 18

Retail Transformation Manual reading Autonomous reading © 2023 19

Retail Growth Manual reading Autonomous reading Autonomous reading across the enterprise SALES FLOOR REPLENISHMENT SHIPMENT VERIFICATION INVENTORY MANAGEMENT AUTOMATED CHECKOUT LOSS OMNICHANNEL PREVENTION FULFILLMENT © 2023 20

We look forward to expanding the use of RAIN RFID into more categories to further improve inventory accuracy across the business, provide a better in-store shopping experience for customers, and drive more online and pick-up-in-store capabilities. Matt Alexander Walmart Senior Director II Operations Acceleration & Support © 2023 21

All Fast Retailing brands began embedding RAIN RFID chips into price tags so we could track individual items from our factories to warehouses and inside stores. That data is critical in improving the accuracy of inventory in stores, adjusting production based on demand, and getting more visibility into our supply chain. Takahiro Tambara Fast Retailing Chief Information Officer © 2023 22

Supply Chain & Logistics Today Category expansion with manual reading Pallets & Cases Parcels © 2023 23

Supply Chain & Logistics Transformation Manual reading Autonomous reading © 2023 24

Supply Chain & Logistics Growth Manual reading Autonomous reading Autonomous reading across the enterprise ASSET MANAGEMENT SHIPMENT VERIFICATION INVENTORY LOCATION CONTENT VERIFICATION PALLET BUILD VERIFICATION © 2023 25

As it relates to the RFID technology… It will eliminate all the manual scans done by our pre-loaders. If that doesn't drive productivity, I don't know what will… Carol B. Tomé UPS CEO UPS plans to eliminate To save manual barcode non-operating scans every day costs this year 20M $500M © 2023 26

Win with Enterprise Solutions Engage lighthouse enterprises Create whole-platform solutions Solve unmet need Scale with partners Win endpoint IC opportunity © 2023 27

Win with Partners Leverage enterprise learnings Advance Impinj platform Deliver solution engines Enable partner solutions 2,000+ 100+ Partners Countries Drive recurring revenue Win majority endpoint IC share © 2023 28

Win with Recurring Revenue Impinj Authenticity Solution Engine Ensure products are genuine Key-generation Item-authentication Easily deploy across supply chain service service Utilizes whole Impinj platform Partner Registration Lookup Monetize endpoint IC and authentication service Partner label Customs & Excise Tax Pharmaceuticals Retail Merchandise Building Materials © 2023 29

Why Impinj Platform Opportunity Team Solutions © 2023 30

Hussein Mecklai Chief Operating Officer

Impinj Platform Products © 2023 32

Retail Today Category expansion with manual reading Apparel General Merchandise © 2023 33

Evolution of RAIN RFID Adoption Manual Autonomous © 2023 34

Readability Right Tag, Right Place, Right Time © 2023 35

Ease of Use Loss Prevention Self-Configuration Speed Detection False Alarm Optimize with Machine Learning © 2023 36

Massive Technology Opportunity Supply Chain & Logistics Retail SALES FLOOR ASSET REPLENISHMENT MANAGEMENT SHIPMENT SHIPMENT VERIFICATION VERIFICATION INVENTORY INVENTORY MANAGEMENT LOCATION AUTOMATED CHECKOUT CONTENT VERIFICATION LOSS OMNICHANNEL PALLET BUILD PREVENTION FULFILLMENT VERIFICATION © 2023 37

Authenticity Key-generation Item-authentication service service Partner Registration Lookup Partner label © 2023 38

Industry-Leading Innovation – Systems R700 E-Series Photo of E-series (1) 4X performance 2X performance in half the footprint (1) and power consumption (1) As compared to prior generation Impinj products. © 2023 39

Industry-Leading Innovation – Endpoint ICs 180/152nm 65nm © 2023 40

Industry-Leading Innovation – Endpoint ICs Significant 2nd generation 25% more die performance Impinj platform per wafer improvement capabilities than M700 Enhanced quality, reliability and manufacturability © 2023 41

Operations as an Asset Quality • Enhanced industrialization • Reference build recipes • Reference designs • Shorten customer time to market Supply Assurance • Qualified in multiple fabs • Geographic diversity • OSAT diversity • Strategic inventory © 2023 42

Why Impinj Platform Opportunity Team Solutions © 2023 43

Cary Baker Chief Financial Officer

Financial Priorities Revenue Margin FCF Growth Expansion Generation © 2023 45

Revenue Growth $258 Annual Revenue (M) Long-term focus on revenue 20% CAGR $190 growth $153 $139 $125 $123 $112 $78 $64 $55 $43 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 © 2023 46

Revenue Growth – 5-year CAGR $258 Annual Revenue (M) Revenue CAGR Systems $66 Endpoint ICs 23% Endpoint ICs $190 Systems 15% $51 $153 $139 TOTAL 20% $123 $55 $37 $192 $38 $139 $102 $98 $85 2018 2019 2020 2021 2022 © 2023 47

Financial Execution (1) (2) Non-GAAP Gross Margin (adjusted) Adjusted EBITDA Margin 11.2% 55.5% 52.7% 4.8% 51.2% (8.3%) 2020 2021 2022 2020 2021 2022 M700 expanded gross margin Disciplined focus on profitability (1) Excludes depreciation, stock-based compensation, excess and obsolescence charges and the sale of fully reserved inventory. See appendix for reconciliation to the most directly comparable GAAP measures. (2) Excludes if applicable for the periods presented, stock-based compensation; depreciation; investigation costs; restructuring costs; settlement and related costs; other income, net; interest expense; loss on debt extinguishment; induced conversion expense associated with repurchases of our convertible notes; income tax benefit (expense); and acquisition transaction expense. See appendix for reconciliation to the most directly comparable GAAP © 2023 48 measures.

Inventory Strategy (1) Forward Days Inventory Outstanding (DIO) • Enterprises relying on Impinj 171 • Long product lifecycles • Rapidly growing market • Target: 180 forward DIO 76 75 2020 2021 2022 © 2023 49 (1) Forward DIO calculated on a 6-month basis. 2022 estimated using the mid point of 2Q23 revenue guide and a 53.5% Non-GAAP Gross Margin.

Long-Term Model 2022 Target Revenue (M) $257.8 $500 $750 Win endpoint IC opportunity via enterprise solutions Non-GAAP 55.5% 55-56% 56-57% Gross Margin Win majority of endpoint IC Adjusted share via platform preference 11.2% 19-21% 23-25% EBITDA Capital 4.7% 5% 5% Intensity 2022 Non-GAAP Gross Margin includes an estimated 200bps benefit from richer specialty and industrial mix © 2023 50

Why Impinj Platform Opportunity Team Solutions © 2023 51

Q&A © 2023 52

Appendix © 2023 53

(1) GAAP to Non-GAAP Reconciliation 2020 2021 2022 GAAP Gross Margin 46.9% 52.0% 53.5% Adjustments: Depreciation 1.4% 1.2% 1.4% Stock-based compensation 0.7% 1.0% 0.6% Non-GAAP Gross Margin 49.0% 54.2% 55.5% Adjustments: Excess and obsolescence charges 2.2% -- -- Sale of fully reserved inventory -- (1.5%) -- Non-GAAP Gross Margin (adjusted) 51.2% 52.7% 55.5% (1) Variations due to rounding © 2023 54

(1) GAAP to Non-GAAP Reconciliation 2020 2021 2022 GAAP Net Loss (51.9) (51.3) (24.3) Adjustments: Depreciation 4.5 4.6 6.0 Induced conversion expense -- 11.3 2.2 Stock-based compensation 25.7 40.5 42.4 Restructuring costs -- 1.7 (0.1) Settlement and related costs 5.4 (0.5) -- Other Income, net (0.7) -- (2.5) Interest expense 5.4 2.6 4.9 Income tax benefit 0.1 0.2 0.2 Adjusted EBITDA (11.5) 9.1 28.9 (1) Variations due to rounding © 2023 55